Exhibit 10r-1

               FIRST ADMINISTRATIVE AMENDMENT
                             TO
                 AMERITECH SENIOR MANAGEMENT
                      TRANSFER PROGRAM
  (As Amended and Restated Effective as of January 1, 1992)



     Pursuant to authority reserved to Ameritech
Corporation, the Ameritech Senior Management Transfer
Program  (As Amended and Restated Effective as of January 1,
1992) (the "Program") is hereby amended effective as of January 1, 1995 as follows:

     1. To delete Paragraph 3 of Section 1 in its entirety and to substitute the following therefor:

     "3. The term "eligible employee" shall mean a management employee on the active roll of the Company who
(a) is a member of the Company's Management Committee or (b) has attained any of salary grades CR 5 through 9."

Dated:    April 3, 1995





                                   AMERITECH CORPORATION


                              By:  /s/ Walter M. Oliver
                                   Senior Vice President -
Concur:                                 Human Resources


/s/ Thomas P. Hester
Executive Vice President and
General Counsel

[PJW0783.DOC]